Exhibit 99.2

Overview of the Company & Strategy October 27, 2011

Forward-Looking Statements 1 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in general business, economic, market and employment conditions from those expected; continued declines in residential real estate and disruption in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in residential mortgage loans and mortgage-related assets that satisfy our investment objectives and investment strategies; changes in our investment or operational objectives and strategies, including any new lines of business; the concentration of credit risks to which we are exposed; the availability, terms and deployment of short-term and long-term capital; unanticipated increases in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; increased rates of delinquency or decreased recovery rates on our investments; increased prepayments of the mortgage and other loans underlying our investments; changes in regulations or the occurrence of other events that impact the business, operation or prospects of government sponsored enterprises; changes in government support of homeownership; changes in governmental regulations, accounting treatment, tax rates and similar matters; and our ability to satisfy complex rules in order to qualify as a REIT for U.S. federal income tax purposes. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Investment Opportunity Overview 2 PennyMac Mortgage Investment Trust (NYSE: PMT) Key Investment Highlights Unique externally-managed specialty finance firm that is dedicated to U.S. residential mortgage opportunities Only public mortgage REIT with current focus on distressed residential whole loans Long-term strategy is to participate in a wide range of residential mortgage investments as the new mortgage markets continue to emerge Our Manager established Correspondent Lending Group to purchase and securitize newly originated GSE conventional, non-agency (jumbo) and government loans Enterprise with access to a unique operational platform able to participate in the substantial opportunities in the residential mortgage market Attractive return investments with prudent use of leverage Distinguished management team with deep expertise in all aspects of residential mortgages Flexible strategy and full set of capabilities to capitalize on the convergence of the distressed and new mortgage markets

The U.S. Residential Mortgage Industry Is in the Midst of a Transformation 3 Vibrant mortgage market that had been built effectively for over 20 years Many market participants including numerous banks, mortgage banks, community and independent banks Many outlets for loans including the GSEs and non-agency conduits High levels of securitization Substantial overhang of legacy assets and foreclosures, creating an uncertain outlook for housing Remaining mortgage market dominated by 5 large banks Only reliable outlets are Fannie Mae, Freddie Mac, and Ginnie Mae, with few viable entities to serve as an aggregator / intermediary for smaller banks and lenders Smaller origination market with strict lending guidelines New firms and capital entering the market as the “mega-banks” and GSEs retreat Mortgage servicing moving away from the large banks to specialized firms Re-establishment of the non-agency markets Need for new intermediary institutions to “sponsor” securitizations, establish transparent standards, and invest in ongoing risk Pre-Crisis Today Revitalized Market

Bank legacy issues, including foreclosures, repurchases, and litigation, causing them to reduce their mortgage exposure Need for a new non-bank mortgage firm such as PMT 4 New capital requirements for banks including Basel III making it unattractive for them to hold mortgage servicing rights (MSRs) and subordinate bonds New risk retention requirements for securitization sponsors and originators favor well-capitalized non-bank entities GSE reform – although the exact outcome remains uncertain, likely to create more opportunity for the non-agency market and private firms Regulators and others seeking to reduce market concentration in a handful of mega-banks Industry Forces Are Creating the Need for New Mortgage Entities

There Are Substantial Opportunities in the U.S. Residential Mortgage Market 5 Distressed Mortgage Assets New Mortgage Market $3+ trillion in non-agency whole loans outstanding, of which an estimated $420 billion are delinquent or in foreclosure Mostly held by large banks, which are reducing their exposure through sales of distressed loans We see a steady pipeline of distressed loans for at least the next 2 years – but could be more Banks under pressure to sell mortgage servicing rights $1 trillion in annual originations expected Approximately $300 billion annually through the correspondent channel Banks with the largest market share are retreating Non-agency prime should grow with the reduction in conforming loan limits and GSE reform Evolving potential for more attractive investment in mortgage servicing, e.g., with servicing fee reform

PennyMac Has All the Capabilities to Capitalize on the Upcoming Opportunities

PNMAC Capital Management (PCM) – Investment Manager

Asset Acquisition	*Portfolio Management*	*Asset Management*
• **Sourcing investment opportunities** and **building institutional relationships** with banks, investment banks and government entities • **Best-in-class valuation methodology and analytics** • **Due Diligence** including reviews of credit, property valuations, and loan underwriting • **Proven track record** in structuring transactions and executing appropriate financing arrangements	• **Proprietary portfolio strategy platform**, LENE, utilizes loan-level analytics to identify the optimal approach for each borrower / loan • **Modification and restructuring programs** deliver long-term solutions for borrowers • Interaction with servicer enables **proactive contact with borrowers** who, although current, may be at risk	• **Capital Markets** • **Correspondent Lending Group** – established to manage the purchase of newly originated loans from direct mortgage lenders

PennyMac Loan Services (PLS) - Servicer

Primary Servicing	*Special Servicing*	*Origination & Fulfillment*

• **All activities of loan administration**, call center and web-based customer service, and payment processing
• **Sophisticated investor accounting and loan-level reporting** for whole loans and securitizations
	• **Workout / resolution for troubled borrowers**
	• **Implementation of HAMP and PennyMac programs** as directed by proprietary Portfolio Strategy function
	• **Dedicated Property Resolution resources** employ broad range of liquidation alternatives when necessary
		• **Originate new loans via multiple channels:**
		  ◦ Portfolio refinance
		  ◦ Consumer direct lending
		• **Underwriting and closing of loan modifications**

PennyMac®
6

Uniquely Seasoned Management Team* *(Years of Industry Experience in Parentheses)*



Speaking today
*Titles reflect Private National Mortgage Acceptance Company, LLC titles
Stanford Kurland Chief Executive Officer (34)
Steve Bailey Chief Servicing Officer (25)
Doug Jones Chief Correspondent Lending Officer (33)
Dave Walker Chief Operating Officer (23)
David Spector President & Chief Investment Officer (26)
Jeff Grogin Chief Administrative & Legal Officer (24)
Anne McCallion Chief Financial Officer (20)
Mark Acosta MD, Servicing (Default) (25)
Timothy Nicholson MD, Servicing (Non-Default) (19)
John Tone MD, Servicing (Loan Administration) (19)
Scott Bridges Chief of Consumer Direct Lending (18)
Patti Shumate MD, Business Operations & Strategy (25)
Paul Szymanski MD, Warehouse Lending (25)
Jim Follette MD, Correspondent Fulfillment (8)
Mike Quinn MD, Products & Pricing (20)
Brandon Ohnemus MD, Portfolio Strategy (10)
Lee Trumble MD & Chief Underwriter (28)
Sherry Pauline Director, Quality Control (26)
Andrew Chang Chief Business Development Officer (12)
Vandy Fartaj Chief Capital Markets Officer (15)
Tim Wang MD, Mortgage Trading (13)
Tom Rettinger MD, Risk Management (20)
Maurice Watkins MD, Capital Markets Operations (20)
Derek Stark General Counsel, Corporate & Securities (16)
Mallory Garner General Counsel, Mortgage Operations (21)
Dan Perotti MD, Financial Analysis & Valuation (9)
Kevin Chamberlain MD, Corporate Communications (10)
Greg Hendry MD, Accounting (27)
Brian Stack MD, Treasurer (20)

- **More than 350 full-time staff across PennyMac today**
- **Management, processes, and infrastructure in place for sustainable growth**
- **Ready to adapt rapidly in a changing market**

PennyMac®

7

PMT’s Strategy Will Continue to Evolve With the Mortgage Market 8 As the mortgage market converges to a more normalized market, PMT will have the ability to quickly and efficiently scale its operations to capitalize on the growing need for a mortgage intermediary Current Focus Longer-Term Strategy Remains predominant activity today Volume increases substantially from initial levels Opportunity declines as we converge back to a normalized market Activity increases as PMT expands its customer base providing investment opportunities in MSRs Jumbo purchases begin with volume increasing as the jumbo market returns Activity increases as PMT expands its customer base providing investment opportunities in MSRs and subordinate bonds Opportunistically purchase front pay, cash flowing bonds Continue to opportunistically purchase ABS and MBS Acquiring newly originated mortgage servicing rights at historically low rates Activity increases as we expand our correspondent acquisitions Building out systems and infrastructure Provide warehouse lending fundings for our valued correspondent lenders

Example: Illustrative Returns Based on PMT’s Assumptions* 9 Gross returns, net of estimated servicing and new loan fulfillment expenses (Calculated using mid-point of targeted unlevered return and mid-point of target cost of funds, at each targeted leverage point) Illustrative gross returns before corporate operating and other administrative expenses Subject to taxes associated with the taxable REIT subsidiary *This is an example for illustrative purposes only. Actual results may differ materially. Please refer to the disclaimer on slide 1. Targeted Unlevered Return1 Targeted Leverage 12% - 17% Illustrative Gross Return2 3% - 5% 13bps – 30bps on origination volume 0.5x - 1.0x 4.0x - 6.0x 6.0x - 9.0x 20% - 26% 15% - 20% 27% - 39% (avg. holding period 20 days) Target Cost of Funds LIBOR + 200bps to 400bps LIBOR + 75bps to 150bps LIBOR + 150bps to 250bps 10bps – 30bps on origination volume 6.0x - 9.0x 25% - 36% (avg. holding period 20 days) LIBOR + 150bps to 250bps 8% - 12% 2.0x - 3.0x LIBOR + 200bps to 300bps Libor + 325bps to 425bps 9.0x - 10.0x LIBOR + 150bps to 200bps 25% - 32% 22% - 24%

PMT Has Experienced Tremendous Growth Over the Past Year 10 Correspondent Volume Fair Value of Distressed Mortgage Assets $403 $1,025 $514 $788 $721 $18 $10 $19 $220 $53 Earnings per Share & Dividends Earnings $12.7 $30.2 $17.3 $13.6 $41.7 ($ in millions)

We Have Multiple Lending Facilities to Facilitate Our Future Growth 11 Non-performing Loan Repo Financing Facilities Correspondent Lending Facilities MBS Repo Agreements Lender Committed Amount Utilization (9/30) % Utilized Citi $250,000,000 $200,820,877 80% Wells Fargo $40,000,000 $33,385,986 83% Wells Fargo $100,000,000 $59,689,156 60% Credit Suisse $200,000,000 $28,694,953 14% TOTAL $590,000,000 $322,590,972 55% Lender Committed Amount Utilization (9/30) % Utilized Credit Suisse $75,000,000 $45,069,826 60% Lender Committed Amount Utilization (9/30) % Utilized Wells Fargo $75,000,000 $62,843,000 84% Credit Suisse Uncommitted $0 0% BofA ML Uncommitted $0 0%

PMT’s Manager and Servicer Have Capacity for Significant Growth 12 Management, processes, and infrastructure in place to support growth to many times the current volumes of business Correspondent Lending can ramp up to $1 billion in monthly originations by the end of 2012 PLS’s high-touch servicing operations can grow to a total of ~500 employees and $40 billion in sub-performing loans in 12 months 142,000 square-foot flagship operations facility in Moorpark, Calif. Can accommodate a total of 1,000+ staff Optimal location to attract an ample number of experienced mortgage industry personnel

Highlights of Investing in PMT Best positioned to capitalize on current and long-term opportunities in residential mortgage finance with the capital, bank relationships, operations, and management across all the critical areas for success 13 Unique mortgage REIT able to capitalize on opportunities in residential whole loans Continued leadership in distressed whole loan investing, transitioning into correspondent lending Distinguished management team with deep expertise in all aspects of residential mortgages Access to legacy-free operational platform will full set of residential mortgage capabilities Attractive return investments with prudent use of leverage Flexibility to adapt with the evolution of the mortgage market

Third Quarter 2011 Earnings Report October 27, 2011

Four Consecutive Quarters of Net Income Increases 15 Consolidated quarterly net income of $20.5 million, or $0.73 per diluted share Net Investment Income increased 39% from previous quarter to $42 million Cash generated from whole loan, REO, and MBS investments: $67 million Valuation gains for the quarter were $24 million Declared quarterly dividend of $0.50 per share Represents an annualized yield of 12.6% based on September 30, 2011 closing stock price Revenue & Net Income Earnings Per Share & Dividends* *Dividend declared with respect to quarterly earnings. $12.7 $30.2 $17.3 $13.6 $42.0

PMT Specializes in Various Mortgage Investment Opportunities 16 Distressed Mortgage Investments PCM, our investment manager, reviewed over $3 billion in whole loans during the third quarter Volume of whole loans available for sale has remained fairly steady over the year and we expect that to continue into the second half of 2011 Counterparty relationships continue to remain extremely important in sourcing investments Mortgage-Backed Securities Weakness in pricing presented an attractive opportunity to purchase front pay bonds at discounted prices New Mortgage Investments Correspondent volume of fundings and locks continue to expand as we ramp up our activity Approved 21 new correspondent customers in the third quarter, bringing the total to 76

Distressed Mortgage Investment Opportunities

$403 $1,025 $514 $788 $721 Consistent and Disciplined Growth of Assets 18 Distressed Mortgage Asset Growth Distressed Mortgage Portfolio Composition As of 9/30/11 Mortgage assets grew over 30% in the third quarter, with whole loans growing over 32% Opportunistically made purchases of $5.0 million in front pay bonds during the quarter Invested $266 million in whole loans and REO properties Forward trade accounted for $173 million Portfolio remains predominantly non-performing with 78% of PMT’s loans 90+ days delinquent or in foreclosure Of our non-performing loans, 21% are geographically located in California and 11% are in Florida

Liquidation Activity for the Quarter Was Strong 19 Current Pipeline of Nonperforming Loans(1) Q3 Liquidation Activity (UPB)(1) Liquidation activity was strong for Q3, led by short sales and REO sales Liquidations of almost $53 million in UPB were attributable to short sales, compared to $45 million in Q2 Full payoffs totaled $6.6 million in UPB, compared to $3.0 million in Q2 As of 9/30/11 Excludes subserviced portfolio. ($ in thousands) 86% of PMT’s NPL portfolio had an active resolution path as of the end of the third quarter Percentage of loans in the foreclosure pipeline increased since Q2 due to the addition of the forward trade pool (1)

Acquisitions Are Progressing Through the Resolution Process 20 *Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition Loans are progressing through the liquidation process with an average life of approximately 18 months – nearly 40% of the loans acquired 12 months ago have reached a liquidation event Modification and Full Cures have been higher than expected with over 28% of the 1Q’10 purchases now in current standing * * * 1Q 2010 REIT Acquisitions Balance (M) Pool Factor* Current 30 60 90+ FC REO At Purchase 182.7 1.00 6.2% 1.6% 5.8% 37.8% 46.4% 2.3% At 3/31/2010 177.9 0.97 7.8% 1.8% 2.9% 33.4% 51.4% 2.7% At 6/30/2010 161.0 0.88 9.5% 2.9% 4.4% 31.1% 40.1% 12.0% At 9/30/2010 142.1 0.78 13.0% 5.1% 2.6% 27.8% 33.8% 17.7% At 12/31/2010 126.4 0.69 18.7% 4.5% 3.2% 26.2% 29.6% 17.5% At 3/31/2011 116.4 0.64 23.5% 4.0% 4.0% 21.7% 32.1% 14.6% 107.1 0.59 25.9% 5.2% 4.3% 18.0% 35.6% 11.1% At 9/30/2011 101.0 0.55 28.0% 4.7% 3.3% 15.9% 35.5% 12.6% 2Q 2010 REIT Accquisitions Balance (M) Pool Factor * Current 30 60 90+ FC REO At Purchase 195.5 1.00 5.1% 2.0% 4.1% 42.8% 45.9% 0.0% At 6/30/2010 181.9 0.93 6.5% 2.3% 1.4% 44.9% 39.5% 5.5% At 9/30/2010 165.1 0.84 9.3% 2.8% 2.0% 35.6% 38.2% 12.1% At 12/31/2010 147.8 0.76 9.7% 3.8% 2.4% 33.3% 35.1% 15.7% At 3/31/2011 130.4 0.67 11.9% 3.2% 2.6% 25.7% 43.1% 13.5% At 6/30/2011 118.8 0.61 16.1% 4.5% 1.7% 22.6% 39.8% 15.3% At 9/30/2011 109.5 0.56 19.5% 5.6% 2.5% 15.9% 41.3% 15.2% 3Q 2010 REIT Acquisitions Balance (M) Pool Factor* Current 30 60 90+ FC REO At Purchase 146.2 1.00 1.2% 0.4% 1.3% 38.2% 58.9% 0.0% At 9/30/2010 141.0 0.96 2.9% 0.8% 0.5% 44.2% 46.9% 4.7% At 12/31/2010 129.2 0.88 5.4% 1.1% 0.4% 40.0% 40.6% 12.5% At 3/31/2011 113.9 0.78 7.4% 0.7% 1.5% 25.7% 48.1% 16.5% At 6/30/2011 99.5 0.68 14.8% 2.1% 0.5% 16.6% 49.5% 16.4% At 9/30/2011 91.0 0.62 20.1% 4.7% 1.1% 12.6% 46.7% 14.8%

Acquisitions Are Progressing Through the Resolution Process (cont.) 21 *Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition PLS is efficiently progressing loans through the resolution process and executing foreclosures as evidenced by the decrease in 90+ and increase in REO * * * 4Q 2010 REIT Acquisitions Balance (M) Pool Factor* Current 30 60 90+ FC REO At Purchase 277.8 1.0 5.0% 4.0% 5.1% 26.8% 59.1% 0.0% At 12/31/2010 277.8 1.00 5.0% 4.0% 5.1% 26.8% 59.1% 0.0% At 3/31/2011 26.8 0.96 10.5% 4.3% 3.0% 28.1% 50.2% 40.% At 6/30/2011 239.2 0.86 10.9% 4.6% 4.3% 24.6% 46.8% 8.8% At 9/30/2011 221.4 0.80 17.5% 4.0% 2.5% 20.2% 46.1% 9.7% 1Q 2011 REIT Acquisitions Balance (M) Pool Factor* Current 30 60 90+ FC REO At Purchase 515.1 1.00 2.0% 1.9% 3.9% 25.9% 66.3% 0.0% At 3/31/2011 514.9 1.00 2.3% 2.0% 2.9% 29.0% 63.6% 0.2% At 6/30/2011 492.0 0.96 6.0% 31.% 3.0% 23.9% 56.9% 7.0% At 9/30/2011 462.9 0.90 7.6% 3.9% 2.7% 20.7% 53.9% 113.% 2Q 2011 REIT Acquisitions Balance (M) Pool Factor* Current 30 60 90+ FC REO At Purchase 259.8 1.00 11.5% 6.5% 5.2% 31.2% 43.9% 1.7% At 6/30/2011 258.5 1.00 11.3% 6.4% 6.3% 33.3% 41.1% 1.7% At 9/30/2011 251.3 0.97 14.1% 6.0% 2.7% 32.8% 38.6% 5.6%

Continue to Progress REO Inventory Through to Liquidation 22 $13.8 million in carrying value of REO was liquidated in Q3, compared to $13.0 million in Q2 Increased REO inventory by $21 million over the quarter $5.1 million of 3Q’11 liquidations had been in REO inventory for 120+ days As of 9/30/11, 49% of REO inventory was aged three months or more, compared to 32% at the end of Q2 *Average days in inventory is value weighted Number of Days in REO Inventory Carrying Value 6/30 ($ in millions) Cumulative % of Total % Liquidated in Q3 Carrying Value 9/30 ($ in millions) Cumulative % of Total 180+ $5.8 12% 38% $8.0 11% 150-179 $1.7 15% 64% $6.1 20% 120-149 $3.8 23% 47% $6.9 30% 90-119 $4.4 32% 50% $13.5 49% 60-89 $8.9 50% 40% $6.6 59% 30-59 $7.8 66% 21% $15.0 80% 0-29 $16.4 100% 8% $13.9 100% Total $48.9 28% $69.9 Average Days in Inventory* 82 days 101 days

Correspondent Lending

Correspondent Lending Group Continues Its Accelerated Growth 24 Correspondent Funding Volume 3Q’11 Correspondent Funding Mix ($ in millions) $220 million of loans were funded in 3Q’11 by the Correspondent Lending Group FHA / VA: $143 million Conventional: $64 million Jumbo: $13 million Volume continues to grow Expected October Volume: Locks – Over $300 million Fundings – Over $150 million Targeting $1 billion per month by the end of 2012 3Q’11 -- $220mm ($ in millions) Locks Fundings

Financials

Income Statement 26 PENNYMAC MORTGAGE INVESTMENT TRUST AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (Unaudited) (In thousands, except per share data) Quarter Ended September 30, 2011 June 30, 2011 Investment Income Net gain (loss) on investments: Mortgage-backed securities $(791) $(873) Mortgage loans 32,311 22,951 31,520 22,078 Interest income: Short-term investments 24 27 Mortgage-backed securities 651 982 Mortgage loans 9,164 6,961 9,839 7,970 Net gain on mortgage loans acquired for sale 84 40 Results of real estate acquired in settlement of loans 352 86 Net servicing fee income 14 6 Other income 176 43 Net investment income 41,985 30,223 Expenses Interest 5,225 2,970 Loan servicing fees 4,473 3,313 Management fees 2,288 1,913 Compensation 1,567 1,250 Professional services 1,656 1,115 Other 1,898 1,660 Total expenses 17,107 12,221 Income before provision for income taxes 24,878 18,002 Provision for income taxes 4,350 1,385 Net income $20,528 $16,617 Earnings per share Basic $0.73 $0.59 Diluted $0.73 $0.59 Weighted-average shares outstanding Basic 27,847 27,778 Diluted 28,138 28,096

Valuation Changes for the Third Quarter 27 For the three months ended September 30, 2011 Changes reflected in loans’ carrying values: Valuation Changes $23,767 Payoffs 8,544 Sales -- $32,311

Illustrative Example of Valuation Gains on a Completed Short Sale

EXAMPLE: FOR ILLUSTRATIVE PURPOSES ONLY

Single Whole Loan Liquidation Example

- Loan is purchased at $50 price at the end of Q1
- 2 valuation gains occur on the loans in Q2 & Q3
  - Q2 – Increased valuation gain as the loan progresses closer to a short sale liquidation
  - Q3 – Increased valuation gain as signed short-sale documents received from borrower
- Short Sale completed at $75 price in Q4



$100
$75
$50
$25
$50
$8
$12
$5
Loan progressing closer towards a short sale liquidation
Signed short-sale document received by PLS
Q1
Q2
Q3
Q4

Assumptions
- *No financing*
- *Servicing fees & other expenses aren't considered*

Accounting:

- Q1 – Increase Mortgage Loans at Fair Value by $50, decrease Cash by $50
- Q2 – Valuation gain of $8 results in increased income of $8, Mortgage Loans at Fair Value increases by $8
- Q3 – Valuation gain of $12 results in increased income of $12, Mortgage Loans at Fair Value increases by $12
- Q4 – Short sale results in net* proceeds of $75, decreased Mortgage Loans at Fair Value by $75

Cash Flow:

- Q1 – Cash outflow of $50
- Q2 – $0
- Q3 – $0
- Q4 – Cash inflow of $75

Total Gain:

- Q1 – $0
- Q2 – Valuation gain of $8
- Q3 – Valuation gain of $12
- Q4 – Payoff gain of $5

Total Gain of $25 (Q2–Q4)

**net of cost to sell property and advances*

PennyMac®

28

Expenses Increased in Line with Increased Portfolio Activity and Increased Leverage 29 Expenses Servicing Fees Interest Expense Expenses are normalizing as the portfolio grows and PMT has become fully invested Expenses rose in the third quarter in line with expectations Interest expense rose in the quarter with the increased utilization of our credit facilities Servicing fees increased during the quarter due to the increased size of the portfolio serviced and increased activity

Balance Sheet 30 PENNYMAC MORTGAGE INVESTMENT TRUST AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (Unaudited) (In thousands, except share data) September 30, 2011 June 30, 2011 ASSETS Cash $11,975 $2,344 Short-term investments 30,743 38,633 Mortgage-backed securities at fair value 86,702 82,421 Mortgage loans acquired for sale at fair value 40,850 18,848 Mortgage loans at fair value 715,272 657,223 Mortgage loans under forward purchase agreement at fair value 152,908 — Real estate acquired in settlement of loans 60,108 48,872 Real estate acquired in settlement of loans under forward purchase agreement 9,798 — Mortgage servicing rights: at fair value 532 180 at lower of amortized cost or fair value 104 — Principal and interest collections receivable 16,455 14,633 Interest receivable 2,132 2,028 Due from affiliates 7,203 7,208 Other assets 20,712 11,085 Total assets $1,155,494 $883,475 LIABILITIES Accounts payable and accrued liabilities $1,096 $1,635 Unsettled mortgage-backed securities purchases 17,205 — Loans sold under agreements to repurchase 345,969 262,203 Securities sold under agreements to repurchase at fair value 62,843 70,978 Borrowings under forward purchase agreement 163,755 — Real estate acquired in settlement of loans financed underagreements to repurchase 12,814 7,808 Contingent underwriting fees payable 5,883 5,883 Payable to affiliates 13,435 11,382 Income tax payable 1,831 662 Total liabilities 624,831 360,551 Commitments and contingencies SHAREHOLDERS ’ EQUITY Common shares of beneficial interest — authorized, 500,000,000 shares of $0.01 par value; issued and outstanding, 27,874,554 and 27,791,743 shares at September 30, 2011 and June 30, 2011, respectively 279 278 Additional paid-in capital 508,634 507,487 Retaine d earnings 21,750 15,159 Total shareholders’ equity 530,663 522,924 Total liabilities and shareholders ’ equity $1,155,494 $883,475

Distressed Whole Loan Investing October 27, 2011

32 Substantial Opportunity in Legacy Residential Mortgage Loans U.S. Residential Mortgages Outstanding (in billions) $3.3 Trillion 100% = $10.5 Trillion (1) The opportunity to acquire legacy whole loans is large given: The amount of delinquent and non-performing loans remaining on banks’ balance sheets Desire by some banks to sell these assets Limited number of firms who can properly manage the assets Non-Agency Whole Loans Source: Federal Reserve Board, National Delinquency Survey of the Mortgage Banker’s Association Total Single Family 1-4 loan data as of June 30, 2011 Delinquency rate of 12.54% as of June 30, 2011 Performing + Sub-performing Delinquent + Foreclosure (2) $420 Billion Agency Securitizations Non-Agency Securitzed Loans Non-Agency Whole Loans (1) (2) 56% 12% 32% $2.9 Trillion

U.S. Banks Are Selling NPLs for Various Reasons Banks can free up capital tied to non-performing loans (NPLs) and generate higher returns by investing in other assets NPLs carry a 100% “risk weight” in regulatory capital calculations, whereas less risky performing assets can carry a 20% risk weight In addition, reserves for loan losses qualify as “Tier 2” capital but are subject to a limit – in effect penalizing banks for high levels of NPLs Regulators (as well as investors and other stakeholders) monitor the percentage of assets that are non-performing as a key metric in their assessment of banks Many of the large U.S. banks have severely constrained operations that are unable to absorb significant additional NPL and real estate owned (REO) inventory Some of the large banks also seek to manage perceptions of the continued financial drag from their legacy assets through controlled NPL liquidations 33

PCM Has Seen a Steady Supply of Whole Loan Opportunities On average PCM reviews and analyzes over $1 billion in whole loan UPB every month Predominantly non-performing whole loans Reperforming loans are beginning to be offered by sellers Pricing yields have remained relatively stable throughout 2011 Unpaid Principal Balance of Loans Reviewed by Our Manager ($ in millions) 34

Example NPL Investment – Opportunity Summary Amounts shown in thousands 35% property value decline based on broker quick-sale values (QSV) (1) 39% purchase price discount to current QSV 60% purchase price discount to original property value (1) Determined based on broker price opinions (BPOs) for each property. Quick-sale value represents an estimated sale price given 60 days to sell the property. 35 EXAMPLE: NPL INVESTMENT OPPORTUNITY *This is an example for illustrative purposes only. Actual results may differ materially. Please refer to the disclaimer on slide 1. $106,690 $140,898 $91,158 $55,849 Face value of loans (UPB) Original value of properties Current value of properties Our purchase price (52% of UPB)

Example NPL Investment – Cash Flow Profile Expected Cash Flows from PennyMac Mortgage Model (1) (1) Cash flows are net of base and activity-based servicing fees, liquidation-related expenses and advances, but before management fees and other PMT expenses. Purchase price expected to be returned by third year 36 EXAMPLE: NPL INVESTMENT OPPORTUNITY 0 10 20 30 40 50 60 70 80 $ Millions 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Quarters Cumulative Cash Flow

Only Manager With the Essential End-to-End Processes for Distressed Whole Loans

Loan Acquisition

Capital Markets

- Source investment opportunities leveraging the deep relationships of management, BlackRock and Highfields
- Proprietary analytics to value distressed portfolios at the loan level

Due Diligence

- Establish current property values
- Thorough loan file review
- Remove unacceptable loans

Portfolio Management

Portfolio Strategy

- Develops programs for troubled borrowers including modifications and alternatives to foreclosures
- Determines the highest-value “path” for each borrower / loan through a quantitative approach

PennyMac Loan Services

- Dedicated servicing and fulfillment platform
- Primary and special servicing
- Modification and refinance fulfillment activities
- Lending to facilitate an REO sale

Exit / Monetization

Secondary Marketing

- Selling and securitizing of refinances and re-performing loans
- Programs approved by the GSEs and FHA

350+ employees today in our Los Angeles-area operations

PennyMac®

37

Loan Acquisition Process Is Operationally Intensive and Detailed

Loan Acquisition

Capital Markets → Due Diligence → Portfolio Strategy → PennyMac Loan Services → Secondary Marketing

2 – 5 Days → 1 – 2 Days → 1 Day → *Winning Bid* ★ → 30 Days

Preliminary Negotiations

- Review offering memorandum
- Obtain market color
- "Crack" data tape
  - Standardize data format
  - Obtain missing data
  - Check consistency and reliability
- Pool review
- Negotiate trade stipulations

Investment Valuation

- PennyMac model
  - Inputs:
    - Loan-level attributes
    - Pool type
    - Home prices
  - Outputs:
    - Detailed cash flow
    - Prepay curves
    - Default curves
    - Loss curves

Final Negotiations

- Investment Committee review
- Pricing indication
- Structure financing
- Investment Committee approval
- Final bid with stip sheet

Due Diligence & Closing

- Negotiate representations and warranties
- Finalize purchase and sale, servicing transfer and bailment agreements
- Select random and adverse audit samples
- Tailor standard audit plans to address pool-specific risk
- Confirm property values on all loans
- Obtain new credit information on all loans
- Validate mortgage loan schedule
- Complete quality control reviews
- Complete funding schedule
- Obtain collateral certificate
- Wire funds / arrange financing
- Transfer credit files

PennyMac®

38

Foreclosure 35% Delinquency Status Current LTV 100 – 120 24% 80 – 100 18% <80 6% >120 52% Percentages based on unpaid principal balance Loan Count 445 UPB $106,690,624 Avg. Loan Balance $239,754 WA Mortgage Rate 6.385% % First Lien 100% WA Age 48 months WA Original LTV 79.7% WA Current LTV 131.8% Pool-Level Original LTV 83.5% Pool-Level Current LTV 138.4% WA FICO 676 Property Value Decline* -35.0% * From origination to current market for each property based on estimated quick-sale value EXAMPLE: NPL INVESTMENT OPPORTUNITY 60 - 90 days del. 4% > 90 days del. 61% 39 Summary Pool Information Is Gathered at the Bid Process Amounts reflect settled loans

Doc Type Months Delinquent Geography Occupancy Original FICO Low 25% No Doc 2% Other 43% FL 5% IL 4% NV 3% Owner 81% Investor 19% >750 14% 701-750 25% 651-700 28% <=600 15% CA 38% 7-9 41% 4-6 54% Full 73% AZ 7% Loan Purpose Refi Cash-Out 23% Purchase 26% Refi - No Cash-Out 51% SFR 73% Property Type PUD 17% Other 4% Condo 5% 2 Units 2% 601-650 18% 0-3 5% Primary Drivers of Resolution Potential: No borrowers in bankruptcy Secondary Drivers of Resolution Potential: Percentages based on unpaid principal balance EXAMPLE: NPL INVESTMENT OPPORTUNITY NPL Pool Characteristics Are Broken Down Into Multiple Categories 40

Losses Prepays HPI Scenario Cum. Losses Cum. Default Severity HPI Scenario Voluntary CPR Total CPR Average Life Deeper 2nd Recession 48.472% 94.46% 51.31% Deeper 2nd Recession 1.806% 33.956% 2.40 Baseline 40.519% 93.03% 43.55% Baseline 2.066% 32.433% 2.53 Strong Near Recovery 38.660% 92.22% 41.92% Strong Near Recovery 2.231% 31.596% 2.60 Liquidation 42.712% 99.95% 42.73% Liquidation 0.000% 44.480% 1.80 Price Given Yield- Unlevered 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 20.00% Deeper 2nd Recession 51.795% 50.730% 49.701% 48.705% 47.741% 46.807% 45.901% 45.024% 44.172% 43.346% 42.543% Baseline 58.161% 56.929% 55.742% 54.595% 53.487% 52.416% 51.380% 50.376% 49.404% 48.461% 47.548% Strong Near Recovery 59.717% 58.431% 57.191% 55.997% 54.844% 53.730% 52.654% 51.613% 50.606% 49.631% 48.686% Liquidation 57.295% 56.437% 55.603% 54.791% 54.002% 53.233% 52.484% 51.753% 51.041% 50.347% 49.669% 41 Actual Purchase Price (% of UPB) Mortgage Model Cash Flows Are Projected Under Various Scenarios EXAMPLE: NPL INVESTMENT OPPORTUNITY

Baseline Scenario: Real GDP grows at 1.6% for 2011, 2.7% in 2012 and 3.5% for 2013 Unemployment hovers near 9% through 2012, dropping to near 8% in 2013 Federal Reserve does not begin increasing rates until 2013 with the Fed Funds rate remaining stagnant at 0.2% through 2012 Peak-to-trough home price decline of 27.3%, with the trough passed in Q4 2011 Stronger Near-Term Rebound Scenario: Real GDP growth of 1.9% in 2011, 3.2% in 2012, and 2.8% in 2013 Unemployment steadily declines from its current level Peak-to-trough home price decline was 27%, with the trough passed in Q2 2011 Mild Second Recession Scenario: 1.3% real GDP growth in 2011, 0.3% in 2012, and 4.1% in 2013 Unemployment peaks at 10.9% in 2013 before it declines to 7.3% in 2015 Peak-to-trough home price decline of 34% with the trough occurring in early 2012 Deeper Second Recession Scenario: 1.1% real GDP growth in 2011 followed by a -2.1% contraction in 2012, and reverting to a 1.4% growth rate in 2013 Unemployment increases sharply in late 2011, rising to 12% by year end and 13.0% in 2013 Home price decline of 39% from peak to a trough in mid-2012 PCM Utilizes Moody’s Economic Scenarios As Its Baseline Model Input for HPI 42

43 Property Value Review Broker Price Opinions are ordered or obtained from the seller on all loans All loans are reviewed to confirm property value A sample of the BPOs selected on both a random and adverse basis are subject to further review by a licensed appraiser Appraisers are required to validate comparable selection and adjustment methodology and, where necessary, contact the broker on information or methodology that is questionable Compliance Review Compliance with all Federal, State and Local laws is tested Content of the compliance review program is updated on a regular basis by SNR Denton, LLC, a law firm with a strong reputation for their knowledge of mortgage compliance Collateral Review Note, mortgage, assignments of mortgage, all associated riders and addendums, and title insurance policy are reviewed to ensure enforceability Note must be the original or a copy with a lost note affidavit Mortgage and assignments of mortgage must be recorded or be a copy sent for recording Assignment chain is reviewed for completeness Collateral documents are reviewed to ensure they are executed by the borrower or a representative A data review based on examination of the original note verifies the accuracy of the data provided by the seller Once a Pool Is Won at Auction, Extensive Due Diligence Is Performed

44 Servicing Record Review Payment history, contact log and any other provided information is reviewed Review results include a reason for default, a summary of the past servicing relationship and a re-performance grade Grades are “likely to re-perform,” “somewhat likely to re-perform,” “unlikely to re-perform” Comments are provided to justify the performance grade Credit Review Seasoned Loans - over 140 underwriting and mortgage note data items are validated against information in the loan file, including: Occupancy is checked Payment strings are recalculated Lien position is confirmed Recent Originations - underwriting information listed below is recalculated and validated against source documents Credit Score LTV and DTI Income and assets Fraud Review For loans aged over 9 months - servicing records are evaluated for fraud that may impede PennyMac’s ability to foreclose on the subject property or result in litigation Loans with less than 9 months of seasoning - reviewed for potential “straw buyers” and “property flips” Once a Pool Is Won at Auction, Extensive Due Diligence Is Performed (cont.) Occupancy Documentation Servicing and collection records are evaluated New property values are obtained

The Standard Audit Plan Is Costly But Mitigates Downside Investment Risk

EXAMPLE NPL INVESTMENT OPPORTUNITY

Loan Count: 504 / UPB: $116,490,195

Scope of Review	Population	Sample Size	Count	Due Diligence Activity	Purpose
Property Value Review	61	100%	61	Order a new BPO and Appraiser desk review on seller provided BPOs > 90 days	Test property values provided by Seller. No price fade allowed
Ranch/Farm/ Unknown	26	100%	26	PNMAC Appraiser to review value of farm, ranch & unknown properties	Identify any issues
Target Sample	417	10%	42	Appraiser desk review of seller-ordered BPOs < 90 days old	Test current property values against seller provided values

Scope of Review	Population	Sample Size	Count	Due Diligence Activity	Purpose
Pay History Review Servicing Comment Data Integrity Compliance	504	100%	504	Review pay history, collection comments, ensure data accuracy, and compliance review in order to determine accuracy	Ensure accuracy of data and compliance to all state provisions provided by seller
First American DD Bundle (performing loans)	504	100%	504	FICO refresh, OFAC, Open lien, Involuntary lien, Flood status	Update FICO and OFAC; check subject loan lien position; obtain Flood Zone status for Port Mgt; No tax status check, rep and warrant for taxes
USPO Review	504	100%	504	100% occupancy review	Confirm accuracy of occupancy type
Billing Address Review	504	100%	504	100% occupancy review	Ensure the billing address matches the subject property address
Collateral Review	504	100%	504	100% collateral review	Verify all loans are enforceable

PennyMac®

45

46 Secondary Marketing PennyMac Loan Services Portfolio Strategy Due Diligence Capital Markets Portfolio Strategy PennyMac Loan Services Develops and implements: Programs Models Incentives Marketing programs Provides a quantitative & investor-centric perspective Monitors performance through monthly reporting Executes: Borrower Contact Negotiation Program Fulfillment Utilizes models & technology to make consistent loan-level decisions Portfolio Management Pre-boarding strategy to ensure a smooth transition from prior servicers Weekly meetings to resolve borrower escalations, monitor key programs, review operations & develop new programs Joint surveillance and administration of HAMP Collaborative development of key systems for modification, short sale & foreclosure Weekly review of lead generation and refinance activity with Marketing and Loan Origination teams Portfolio Strategy & Servicing Work in Coordination

These paths drive early collection, loss mitigation and marketing activities 47 Once the pool is boarded and initial contact is made with the borrower, PNMAC employees utilize the MovR rules engine to provide automated loan decisions using updated borrower profiles Portfolio Pre-boarding Strategy Each Pool Is Analyzed Prior to Boarding to Assign Loans to An Initial “Path” EXAMPLE: NPL INVESTMENT OPPORTUNITY Loan Path Count UPB (000's) Action Mod-In-Process 238 $59,017 Loans are flagged in MSP and LAFA to notify call center, terms are loaded into mod system to assist the fulfillment team in closing HAMP Failure 13 3,600 MovR rules engine is updated to ensure no repeated offers or solicitations & speed time to other resolutions General Loss Mit 8 2,500 Potentially HAMP eligible borrowers are immediately solicited per HAMP requirement Liquidation Incentive 152 35,000 Immediately solicited with DIL/SS offers, which include borrower incentives Bankruptcy 7 1,000 Loss mitigation suspended until MFR granted Total 418* $101,000 *Amounts and loan count do not reflect REO

48 LENE Borrower Financials Loan Attributes Property Value Credit History Home Price Forecast Foreclosure Timelines Modification PNMAC & FNMA NPV Model HAMP Activity Loan Origination Collections & Borrower Contact Short-Sale & Deed-in-Lieu Foreclosure REO RCR LPM RCR LPM LPM Modification Rules NPV Results Concession Approval Loan Restructure Optimal Default Program Relocation Incentives Foreclosure Sale Bids Listing Price Repair Strategy REO Financing Concessions Portfolio Strategy Utilizes Its Proprietary Technology to “Path” Each Loan LENE LPM RCR -- Decision Engine -- Liquidation Pathing Model -- Refinance Concession Request LENE

 Secondary Marketing PennyMac Loan Services Portfolio Strategy Due Diligence Capital Markets Program options are valued based on current servicing information and updated financials from the borrower Options that allow borrowers to remain in their homes are prioritized in the waterfall sequence All PennyMac Programs Add Value Relative to Foreclosure Alternatives 49

HAMP’s principal reduction modification, the FHA Negative Equity Refinance, and Broker Contact are all recently implemented programs that have provided incremental value in the management of PMT’s loan portfolio 50 Realtor Assistance Program: PennyMac has engaged a national broker network to have real-estate agents counsel non-responsive borrowers on foreclosure-alternative programs. Active in 17 states, covering 70% of our NPL portfolio, PennyMac has established contact with 36% of borrowers who were previously non-responsive to loss-mitigation efforts. FHA Negative Equity Refinance: Used in combination with the HAMP PRA program, this provides an effective tool to provide borrowers with payment savings and principal reduction, while optimizing economics to investors HAMP PRA: Principal is reduced to 115% of a property’s market value over 3 years. Investors receive 6-15% of forgiven principal Timely Rewards: PennyMac’s own principal reduction program will position borrowers for an eventual refinance by providing debt forgiveness as an incentive for on-time payments Portfolio Strategy Team Continually Finds Innovative Solutions for Borrowers

Secondary Marketing PennyMac Loan Services Portfolio Strategy Due Diligence Capital Markets Once Boarded PLS Utilizes Its Unique Approach to Troubled Loans Unique Capabilities Dedicated high touch operation with experienced management and support team designed to maximize the value of loans to investors Unique portfolio strategy function, with proprietary technology at its core, used to determine the best approach for each loan and sets direction for the servicer’s activities Integrated national lender dedicated to service needs of portfolio including facilitating REO and short sale transactions as well as recapture run off and refinance troubled loans. Dedicated technology team to provide unique solutions Unique Programs / Processes Strategic single point of contact set as decision maker (negotiator/underwriter) Unique outreach program designed to connect local trained realtors with customers without contact Distinctive programs that address a borrower’s underlying ability or willingness to pay and result in restructured mortgages or an alternative to foreclosure Integration of portfolio strategy models into desktop solutions to ensure efficient high quality offerings of products 51

PLS Conducts the Full Complement of Primary and Special Servicing Activities Loan Resolution Non-Default Default and REO Call Center Acquisitions/Originations MERS Document Control Monthly Statements Taxes and Insurance ARM Office of the President Correspondence Payment Processing Payoffs Property Resolution Deed-in-Lieu Modifications Customer Service Collections Repayment Plans Forbearance Foreclosure Review and Processing Bankruptcy Property Preservation REO Claims Management Enterprise Support Reporting Data Integrity Compliance Quality Control Governance Policy and Procedures 52

Each Function in PLS Is Led by Deeply Experienced Management Steve Bailey Chief Servicing Officer 26 Years Taxes Insurance Escrow Administration Special Loans Office of the President Research Customer Service Collections Calling Strategy Loss Mitigation Prequalification Customer Escalations Loan Acquisitions and Boarding Imaging Document Management Customer Correspondence Lien Release 53

Each Function in PLS Is Led by Deeply Experienced Management (cont.) Steve Bailey Chief Servicing Officer 26 Years Short Sales Deed-in-Lieu of Foreclosure Interim Servicing Management Sub-Servicing Operational Management Relocation Assistance Foreclosure Bankruptcy Operational Litigation Foreclosure Claim Management HAMP and Proprietary Modification Management Package Review Processing Underwriting Closing REO Sales Management REO Renovation and Valuation State Strategy Execution Relocation Assistance 54

Each Function in PLS Is Led by Deeply Experienced Management (cont.) Steve Bailey Chief Servicing Officer 26 Years Foreclosure Review Claims Management Second Lien Recovery Property Preservation Legal Notices Cash Processing and Balancing Lockbox Management Disbursement Processing and Balancing Performance reporting Portfolio Reporting Exception Reporting External and Ad-hoc Reporting Data Integrity Compliance – Regulatory and Investor Major Initiative Implementation Oversight Quality Control – Vendor and Department Development, maintenance and testing of policy and procedures Outbound Letters Monthly Statements Print Vendor Oversight Development of Policy and Procedures Maintenance and Testing of all P&P Development of Department Job Aids Compliance – Investor and State Major Initiative Implementation and oversight 55

Organization Team Structure / Staffing 56

Retail Origination and Integration With Servicing

The recent organizational alignment of retail origination into Servicing will drive incremental benefit due to the portfolio focus of production and the interdependencies between sales and servicing in the three channels below:

Retail Channel		Integration Areas	Achievement / Goal
MSR Portfolio Refi Capturing the refinance opportunity in FNMA / FHLMC Servicing portfolios through standard refinance programs and HARP	Lead generation and OB marketing Referrals of refi-eligible borrower calls	Portfolio Strategy and Marketing Servicing-Customer Contact Servicing- PortComm	35% recapture of payoffs
REO / SS Purchase Capturing the purchase opportunity of asset sales from the REO and Short Sale inventory	Financing concessions model Lead generation Pre-Qualification information	Portfolio Strategy and Marketing Servicing-Property Resolution Servicing-REO Asset Management	40% of eligible REO 20% of eligible SS
FHA Negative Equity Liquidation of the wholly-owned port via concession-driven refinance programs, primarily FHA Negative Equity	Lead generation and OB Marketing Modification and call center referrals	Portfolio Strategy and Marketing Servicing- Customer Contact Servicing- Loan Modifications	*Experienced 60% MOM growth since dedicated sales channel in 8/2011

PennyMac

57

PennyMac Has Been Successful In Executing HAMP Modifications

- **Loan modifications, under HAMP and proprietary programs, are an important tool in PennyMac's Portfolio Strategy for troubled borrowers**
- **PennyMac's HAMP success rates are well above average, due to strong underwriting practices and requirement of income verification prior to trial. Our efficient conversion rate and low recidivism translates to faster dispositions for borrowers and fewer "failed efforts"**
  - 97% of PennyMac's trial modifications convert to a permanent HAMP Modification
  - PennyMac's 60+ day recidivism rate 6 months after permanent modification is 7%, below industry average of 10.5%



HAMP Trial Started to Permanent Modification
100%
80%
60%
40%
20%
0%
97%
64%
76%
68%
85%
86%
PennyMac
Bank of America
Citi Mortgage
JP Morgan Chase
Wells Fargo
American Home

Notes:
- Recidivism data based on average of permanent modifications made from Q3 2009 through Q4 2010.
- Chart data based on results of average conversions from 6/1/2010 to 7/31/2011. As of 6/1/2010 verified income documentation was required for all HAMP trials.

PennyMac®

58

Home Retention (Modification) Process

Lead Sources

Customer Contact | Previous Lender | Mail Campaigns | Call Center

Lead Management

- Exception Reporting
- Encompass Pipeline Reporting
- Portfolio Daily Reporting
- Pipeline Milestone Timeline

Modification Processing

- Single point of contact for customers is Underwriter
- Senior Underwriters with origination experience.
- Developed in-house Modification tracking system.
- Automatic system triggers to indicate process due dates
- Dual imaging capabilities: Encompass and Fastrieve
- Real time status available via Customer Service
- Alternative solution screening

Closing

- Doc Magic utilized to ensure docs are current and compliant
- Trial docs and trial period payment management
- Complete file is imaged
- Exceptions are reviewed for alternative solutions

Focus on converting fallout to Short Sale/DIL

Keys to converting to Short Sale and Deed-in-Lieu

- Active solicitation of modification fallout
  - Ineligible customers
  - Processing fallout
  - Trial fallout
  - Post mod delinquency
- Strong scripting targeted at modification fallout
- Active listing of vacant properties
- Active listing of properties for sale (MLS listings)
- Aggressive outbound solicitations
  - Mailers
  - Call lists
  - Realtor Assistance Program
- Strong Incentives
  - Relocation based (cash for keys)
  - Call Center based
  - PRS based

Key Modification Performance Metrics:

- 97% Trial to Perm Conversion
- 7% Delinquency after 6 months
- 54% ratio of Principal reduction mods
- Zero Finding Audits
  - FNMA
  - MHAC

PennyMac®

59

Property Resolution (Short Sale and Deed-in-Lieu)

Lead Sources

Inspections | Campaigns | Outbound Calling | Inbound Calls

Lead Management

- Port Strategy Team identification of likely SS / DIL candidates
- Specialized queue within Call Center
- Warm transfer of leads
- SS / DIL Manager tracks both quantity and aging of leads
- Realtor Assistance Program (RAP)

Short Sale Processing

- Dedicated team of negotiation specialists which act as single point of contact
- Tracking completion timelines by task to ensure standards are achieved
- Compliance review to determine arms-length and value confirmation
- Developed customized tracking system and portal interface.
- Maintain experienced, highly productive staff of negotiators that interact with management daily on all facets involving short sales and deed-in-lieu

Closing

- Approve of HUDs Settlement Statements before closing to ensure all expenses and net proceeds agree with initial deal terms
- Deals considered closed upon receipt of funds in the Cashiering Department
- Closed files are imaged on micro-fiche
- Tax information is input to servicing system for year-end processing

Focus on Conversion of fallout to DIL

Keys to Deed-in-Lieu Conversion

- Consistent communication with same Property Resolution Specialist
- Active solicitation of stale files including
  - Properties with no offers
  - Vacant properties
  - Properties that fall out of escrow due to buyer issues
- Use of Wrap program -- Short sale agreements with a Deed-in-Lieu 'wrap' that is executed if the deal does not execute within specified time frames
- Aggressive use of incentives
  - Relocation based (cash for keys)
  - Deal closing based (month end focus)
  - Property Resolution Specialist based (with performance minimums, quality checkpoints and caps)

Key Performance Metrics:

- Offers responded to within 48 hours upon receipt of package
- Property Resolution Specialists average 15 closed deals per month
- Sales Price vs Fair Market Value exceeds 100%
- SS/DIL represent 53% of default liquidations
- DIL represents more than 25% of foreclosure alternatives that feature liquidation.

PennyMac®

60

PLS Achieves Alternatives to Foreclosures In Over Two Thirds of Defaults Recent trends show that we resolve troubled loans without foreclosing in 70% of cases More than half of the foreclosure avoidance solutions keep borrowers in their homes (1) Based on aggregate default activities from April,2011 to September, 2011 (2) Foreclosure Reinstatements are loans in Foreclosure that we brought Current (3) REO Sales exclude sales that resulted from Deed in Lieu activity PennyMac troubled loan resolutions for the past six months(1) 61

Process Loan data is compiled by Investor Accounting in PLS, and reviewed by the valuation team for quality and consistency, and economic input data (such as interest rates) are gathered from vendors or market information sources Realized cashflows from the loans are analyzed to determine returns from different types of receipts Cashflow projections for each purchased loan pool are generated using the Loan Performance Risk Model, simulating loan state transitions over 500 paths to create a probabilistic future stream of cashflows The projected cashflows are discounted at a pool-specific discount rate to derive the valuation for each pool Additional analyses are performed to determine the impact of the changes in specific input variables on the valuation for attribution purposes Review and Governance The input assumptions and overall valuation results are reviewed each month by the Valuation Committee, a group consisting of much of PCM’s senior management After the review, the Valuation Committee decides either to approve the valuations, or comes to a consensus on specific aspects that need to be changed or updated before the valuation is finalized and approved Reporting and analysis on trends of actual and model results are published monthly by the Valuation team, and are formally reviewed and discussed by the Valuation Committee on a quarterly basis 62 Loan Valuation Process & Governance

63 EXAMPLE: NPL INVESTMENT OPPORTUNITY Pool-Level Cashflow & Runoff Surveillance

64 EXAMPLE: NPL INVESTMENT OPPORTUNITY Pool-Level Performance Metric Surveillance

65 EXAMPLE: NPL INVESTMENT OPPORTUNITY Pool-Level Roll Rate Surveillance

66 EXAMPLE: NPL INVESTMENT OPPORTUNITY Cashflow & Return Time Series ($ in thousands) *This is an example for illustrative purposes only. Actual results may differ materially. Please refer to the disclaimer on slide 1. 106,691 55,872 2011 Initial Balance 2011 Initial Full Value Date Total P/L Price Interest Paydown Liquidation Sales/ Repurchases Modification Aug-10 -0.1% -0.1% 0.0% 0.0% 0.0% 0.0% 0.0% Sep-10 0.2% -0.9% 0.2% 0.1% -0.2% 0.0% 1.0% Oct-10 2.1% 0.1% 0.5% 0.9% 0.5% 0.0% 0.0% Nov-10 3.8% 2.0% 0.4% 0.1% 1.3% 0.0% 0.0% Dec-10 3.0% 2.9% 0.2% 0.0% -0.1% 0.0% 0.0% Jan-11 2.5% 2.2% 0.2% 0.0% 0.0% 0.0% 0.0% Feb-11 0.9% 0.4% 0.3% 0.1% 0.0% 0.0% 0.0% Mar-11 6.3% 6.0% 0.3% 0.2% -0.3% 0.0% 0.0% Apr-11 -0.9% -1.3% 0.2% 0.0% 0.2% 0.0% 0.0% May-11 0.2% 0.0% 0.2% 0.0% -0.1% 0.0% 0.1% Jun-11 0.9% 0.4% 0.2% 0.0% 0.1% 0.0% 0.3% Jul-11 1.5% 1.3% 0.3% 0.0% -0.2% 0.0% 0.1% Aug-11 0.2% 0.0% 0.3% 0.0% -0.1% 0.0% 0.1% Life-to-Date 19.4% 12.1% 3.2% 1.5% 1.1% 0.0% 1.5% Return Decomposition Date Net Interest Principal Liquidation Proceeds Sales/ Repurchases Total Cashflow Aug-10 - - - - - Sep-10 162 214 - - 376 Oct-10 296 2,078 1,204 - 3,578 Nov-10 228 302 1,826 - 2,355 Dec-10 127 55 1,387 - 1,569 Jan-11 39 117 1,444 - 1,601 Feb-11 148 291 435 - 874 Mar-11 157 448 1,189 - 1,794 Apr-11 100 42 2,276 - 2,418 May-11 110 37 747 - 894 Jun-11 97 41 1,400 - 1,538 Jul-11 137 187 1,396 - 1,719 Aug-11 105 3 1,256 - 1,364 Life-to-Date 1,705 3,815 14,560 - 20,080 Cashflows Date Total P/L Price Interest Paydown Liquidation Sales/ Repurchases Modification Aug-10 (49) (57) 8 - - - - Sep-10 129 (486) 115 71 (115) - 545 Oct-10 1,145 64 295 484 302 - - Nov-10 2,000 1,053 214 58 674 - - Dec-10 1,609 1,524 123 19 (58) - - Jan-11 1,309 1,188 128 18 (25) - - Feb-11 449 226 149 55 19 - - Mar-11 3,259 3,129 176 97 (147) - 4 Apr-11 (480) (703) 91 14 103 - 15 May-11 124 1 115 13 (45) - 40 Jun-11 473 186 100 15 42 - 129 Jul-11 740 630 145 12 (104) - 56 Aug-11 116 (10) 122 (4) (33) - 41 Life-to-Date 10,824 6,747 1,782 851 613 - 831 Profit/Loss Decomposition Price Return Decomposition Date Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Life-to-Date Price Return -0.1% -0.9% 0.1% 2.0% 2.9% 2.2% 0.4% 6.0% -1.3% 0.0% 0.4% 1.3% 0.0% 12.1% Loan Attributes 0.0% -0.1% 1.2% 0.8% 2.1% 1.2% 0.5% 1.6% 0.8% 0.6% 0.4% 1.0% 0.4% 9.8% Interest Rates -0.1% -0.1% 0.0% 0.1% 0.2% 0.0% 0.1% 0.2% 0.0% 0.1% 0.1% -0.1% -0.1% 0.0%-0.2% -0.1% -0.3% Current Home Prices 0.0% -0.3% -0.1% 0.4% 0.1% 0.1% -0.4% -0.2% -0.17% -0.1% -0.3% 0.3% 0.6% -0.7% HPI Projections 0.0% -2.3% -0.9% 0.6% 0.6& 1.0% 0.2% -0.3% -0.6% 0.4% 0.1% 0.2% -0.2% -2.1% Market Yield Changes 0.0% 1.9% 0.0% 0.0% 0.0% 0.0% 0.0% 1.7% 0.0% 0.0% 0.0% 0.0% 0.0% 3.5% Projection Updates 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 3.1% -0.7% 0.0% 0.1% 0.0% -0.7% 1.7%

Correspondent Lending October 27, 2011

PMT Has the Requirements Necessary to Be A Successful Correspondent Lender 68 Experienced elite management team Full-scale technology platform (not available off-the-shelf) Excellent product administration Top credit and quality controls in place Outstanding Secondary Marketing capabilities GSE / investor relationship Relationships and reputation with customers (lenders)

Role of Different Institutions in Mortgage Lending 69 Mortgage Lenders and Smaller Banks Acquire loans from correspondent customers Perform underwriting/QC Pool loans and deliver to investors/securitization Issue securitizations Retain ongoing servicing rights and responsibilities Non-Agency Investors Aggregator, or Correspondent Lender Mortgage pools, servicing retained GSEs Larger lenders with established GSE/investor relationships and sufficient capacity and operational ability to service loans can bypass aggregators Closed and funded loans, servicing released

The Correspondent Market Is Dominated by Major Banks 70 There is a significant opportunity to purchase newly originated mortgage loans from originators and monetize these assets in sale and securitization transactions Correspondent Volume 1H 2011(1) 8% 15% Projected Correspondent Volume 2012(2) $278 Billion National Mortgage News Fannie Mae October 2011 Economic and Mortgage Market Analysis (for Total Origination Volume of $958 billion) Correspondent Lending has averaged 29% of total originations over the past 4 years(1) Bank of America had over 24% market share for the first half of 2011(1) $67 billion As the large banking institutions reduce their correspondent operations, PMT is well positioned to increase volume Top 5 BofA Citi Ally JPMorgan Wells Fargo (1) (2)

Deep Leadership Team With Extensive Industry Knowledge 71 System architecture Infrastructure development and maintenance Process, product and policy development Loan level auditing Loan boarding Compliance Develop warehouse lending platform Administration of counterparty management New client approval Client monitoring Relationship management Client experience oversight Production Business development Successfully designed and built infrastructure to manage large volumes of clients and loans with the scalability to quickly react to changes in the market Pricing analytics & intelligence Margin management Product development West Central / East Doug Jones Chief Correspondent Lending Officer (33) Patti Shumate MD, Business Operations & Strategy (25) Paul Szymanski MD, Warehouse Lending (25) Kimberly Nichols Regional Sales Manager (23) Jim Follette MD, Correspondent Fulfillment (8) Abbie Tidmore Regional Sales Manager (25) Mike Quinn MD, Product & Pricing (20)

PMT’s Correspondent Lending Group’s (CLG) Business Model Is Relationship-Based Experienced Management Team Relationship Driven Model Client Selection Risk Management Strong technical knowledge of the mortgage business and the correspondent lending acquisition process Proven track record of building a scalable correspondent lending business while maintaining the balance of risk vs. reward Knowledge of workflow, technical credit, cost and revenue Maintain consultative driven business model based on trust and consistency Be the technical resource for the customer Consistency and transparency is the foundation Client profile: Large to medium sized independent mortgage companies Financial institutions National home builders Clients that share our core values of: Manufacturing quality / efficiency Profitability – mutually profitable Management capability Responsible lending Financial capacity Regulatory compliance Infrastructure is designed to enhance loan quality and minimize risk We employ controls at an asset level and counterparty level with a focus on pre-funding reviews, augmented by post funding reviews and customer performance monitoring procedures Scorecard Coach up / de-activate Lower risk customer base: known customers with performance history per previous business relationships Data integrity Competitive Advantage Technical knowledge Relationship based business model We “know” the customer Non-bank specialty mortgage company We are mortgage bankers / partners 72

CLG's Purchase Process Is Efficient and Employs the Appropriate Controls

Prior to Submission

- Correspondent Lenders process, underwrite and package loans for delivery to PennyMac
- Correspondent Lenders price, lock and submit loan docs to PennyMac
  - Rules and pricing engine prevent lock if loan is outside of PennyMac's guidelines
  - PennyMac offers Best Efforts, Mandatory, Forward locking

Loan Submission, Receiving, and Indexing

- PennyMac reviews completeness of document submission before releasing to Audit, Underwriting and Funding groups
- PennyMac sets up files for Servicing and Secondary Marketing

Loan Auditing → Credit Risk Review → Loan Purchase and Compliance → Wiring and Accounting → Post Purchase → Quality Control

- Assess quality of the loan from Investor, Compliance and Servicing perspective
- Assess quality of seller's underwriting / appraiser
- Provide quality data necessary for serviceability, securitization salability and insurability
- Ensure compliance with key regulations
- Manage quality of collateral

- Disburse funds and account for principal, interest, escrows and fee revenue
- Complete collateral file and service loan
- Continually monitor the quality of PennyMac's underwriting, auditing and compliance processes

PennyMac®

73

Non-agency (jumbo) Government (FHA) Conventional CLG Provides Lenders With a Full Service Correspondent Partner 74 PMT is a Fannie Mae Seller / Servicer PMT retains an investment in the MSR PMT currently sells as whole loans to third-party buyers As the securitization market returns, PMT has opportunities to invest in the subordinate bonds and MSRs PMT currently earns a sourcing fee and interest spread from the period between purchase and securitization Warehouse Lending PMT will release a warehouse lending and early purchase program in the middle of 2012

We Are Currently Developing a Warehouse Lending Business for PMT Warehouse Lending is a valuable and important piece of the overall correspondent lending relationship Provides liquidity to correspondent‘s clients to fund and close loans Maintains stable, reliable, and consistent liquidity that clients highly value Unique opportunity due to recent developments in the correspondent space PennyMac has the experience and proven track record in creating a large scale lending operation that is sustainable through market disruptions: Experienced management team Strong relationships with mortgage banking entities Disciplined client selection process Knowledgeable of the fundamentals of mortgage lending Multiple advantages of the Warehouse Lending business: Favorable returns – spread between what we borrow and what we can lend to our clients Safe and sound investments from a risk perspective – even stronger when associated with a correspondent aggregator Creates “sticky” relationships with correspondent partners Attractive REIT asset – lines of credit (LOC) secured by mortgages 75

PMT’s Core Lending Principles Follow the Relationship Model of CLG Client Selection Asset-Based Lending Cash Control Systematic Controls Covenant Compliance Partner with our correspondent lenders Market differentiation, early funding products Know the client’s production quality Repayment from collateral Cash reserve on total available lines Systematic / automatic curtailments on aged collateral Mark to market with curtailments from cash reserve accounts Loan level not borrowing based Wire to closing table on a “loan by loan” basis Cash received from take out investors directly to cash reserve accounts on a loan by loan basis Cash reserve account must equal the minimum before any loans are funded Rules to validate that loans are eligible for purchase by PennyMac Review closing agents and values of bank accounts Credit limits Leverage, tangible net worth, liquidity Establish realistic covenants / threshold and triggers “No surprises!” Compliance matters Building out current capabilities Scheduled to go live by the middle of 2012 76

Correspondent – Key Credit Controls Seller Approval Process: Controlled by Chief Credit Officer and administered by MD Warehouse Lending Activities monitored by a committee comprised of the Chief Executive Officer, Chief Investment Officer and Chief Credit Officer, among others Summary of seller’s application information summarized on a 4-6 page Seller Approval Form. All sellers are assigned a numerical risk rating based on 15 criteria covering management experience, exposure, control environment and financial strength Eligibility requirements include all required licenses, 2 years experience originating Agency loans, adequate staff and infrastructure, acceptable errors and omissions policy, acceptable scorecard results, acceptable credit, acceptable review of exclusionary lists, MARI and public records Financial minimums include: minimum tangible net worth of $2.5 million, maximum leverage ratio of 10:1, minimum cash and liquid assets equal to 30% of TNW, current quarter profitability and no two consecutive quarters of loss in the prior year and acceptable warehouse lending agreement. Loan Purchase Agreement: Requires sellers to comply with the terms of the Seller Guide which can be amended at any time and which is posted on GoPennyMac.com. Requires sellers to affirm all Reps have been satisfied and all mortgage documents provided. Informs sellers that repurchase obligations result from a breach of a rep or covenant, failure to deliver all mortgage documents with 120 days, an early payment default and others as specified in the Guide. 77

Correspondent – Key Credit Controls Product Offering: Agency Fixed with terms of 10, 15, 20 and 30 years, 5/1 ARMs, FHA 203b and Jumbo. Underwriting Guidelines All loans require a DU Accept / Eligible decision. No manual underwriting The minimum FICO score is 620 for Agency and 640 for FHA Maximum DTI of 50% for Agency and 55% for FHA Only single family attached and detached, condos, and 2-4 unit properties Purchases completed within 45 days of the note date No resales within 90 days, restrictions on resales within 180 days Credit documents within 120 days of note date 4506T (income re-verification from IRS) on all loans where income is supported by tax returns Organizational Structure & Staffing: The underwriting and appraisal functions report to the Chief Underwriter who reports to the Chief Credit Officer Objectives of the underwriting and appraisal process are to ensure all loans are investment quality and to determine the quality of the seller’s underwriting process Appraisals are reviewed by licensed appraisers. Underwriters have long and deep experience. Staffing models that ensure adequate capacity 78

Correspondent – Key Credit Controls 20 Loan Initial Sample: A seller’s first 20 loans receive a full credit, appraisal and compliance review On completion of the sample, the Chief Credit Officer, the Chief Underwriter, the Correspondent Underwriting Manager, the MD Correspondent Production and the MD Warehouse Lending meet to determine the ongoing underwriting sample Ongoing Underwriting Sample: All Sellers are subject to a random 5%, 10%, 20%, 30% or 100% sample All Loans with FICO Scores less than 680 are reviewed. Sellers may be subject to a selective appraisal sample, and automated high risk sample or a manual high risk sample. Pre Purchase Reviews: completed on all purchases and are comprised of an AUS validation, compliance with PennyMac credit policy, MI validation, regulatory compliance and high cost loan testing, 16 point fraud review, legal document review, appraisal checklist with a 100% AVM review and MERS check for undisclosed debts. Minimum Delivery Requirement: Sellers are required to deliver at least 20 loans per quarter and are subject to termination if this number of loans is not delivered within two quarters. Other Monitoring: Other monitoring activities include a “Watch List review” triggered by a deterioration in underwriting quality, quarterly updates of financial results and an annual recertifications QC Process: Requires a random sample of 10% of all purchases plus all 60+ day delinquencies plus targeted reviews as required by the Chief Credit Officer 79

CLG Relies on PCM’s Secondary Marketing Expertise & Experience 80 Secondary Marketing is responsible for: Providing loan pricing for CLG Bidding and purchase of mortgage loans Hedging the mortgage pipeline Optimizing execution on trades, deliveries and pricing Managing relationships with broker/dealers and investors Managing Warehouse Line Facilities

Deep and Experienced Capital Markets Team

- **Vandy Fartaj**
  Chief Capital Markets Officer
  15 years
  - **Tim Wang**
    MD, Mortgage Trading
    13 Years
    - **Rob Mason**
      Director, Mortgage Trading
      - **Jaime Mayaudon**
        Manager, Mortgage Trading
    - **Vala Fartaj**
      Director, Mortgage Trading
      - **Steve Yoon**
        Manager, Mortgage Trading
        - **Arman Aroutiounian**
          Capital Markets Analyst
  - **Maurice Watkins**
    MD, Capital Markets Operations
    20 Years
    - **Adriana Villalobos**
      Manager, Pooling & Shipping
    - **Ceasar Martinez**
      Secondary Marketing Analyst
    - **Jamie Rinehart**
      Secondary Marketing Analyst
    - **Hugh Parker**
      Secondary Marketing Analyst
  - **Tom Rettinger**
    MD, Risk Management
    20 Years
    - **Matthew Prosser**
      Hedge Reporting
      Servicing Valuation

PennyMac®

81

Consistent Loan Pricing Disseminated Daily PennyMac uses a formulaic and disciplined approach to developing its pricing Pricing includes all values and costs to meet a targeted return Pricing is disseminated at the beginning of every day based on live market prices Price changes are made when mortgage prices move out of the managed tolerance range 82

Pricing Drivers 83 Revenues Expenses Loan Pricing & Best Execution MBS Execution Fannie Mae Cash Pricing Retain Excess Servicing Net Interest Income LIBOR Underlying Margins and Costs Mortgage Servicing Value Interest Rate Loan Size Geography LTV & FICO Score Cost to Service Operating Expenses Operational Capacity Complexity of Product Delivery Options Hedge Cost (Best Efforts) Closing Ratios Mortgage Volatility Commitment Period Margin Supply/Demand Product Liquidity

PCM Has Deep Experience in Executing Trades 84 Secondary Marketing executes trades with Wall Street Primary Dealers and the GSEs Management Oversight Hedging decisions are made through senior managements review of the net hedge position Since hedging strategies are based on market movements, traders consistently monitor the markets, activity, and current events Risk Models PennyMac uses a sophisticated model to develop its risk profile which incorporates changes in Closing Ratios and Market Prices Models and market based assumptions are monitored and updated regularly

Valuation and Hedging of the Secondary Marketing Position 85 Committed Pipeline (Best Efforts) Interest rate exposure is due to the variability of closings which is driven primarily by the direction of mortgage rates Closed loans Interest rate exposure is due to the direction of mortgage rates as it impacts price The Closed loans are slotted in a ‘Best-Execution’ methodology on an earliest and best delivery methodology Hedge Instruments currently utilized Forward contracts for the sale of whole loans and MBS Options for the purchase (Calls) and sale (Puts) of mortgage-backed securities (MBS)

PMT Utilizes Whole Loan Repurchase Agreements to Finance CLG’s Activities 86 Secondary Marketing coordinates with the Treasury department in operating these facilities Executed agreements with investment banks to lend money to PennyMac with loans pledged to the facility as collateral Typically are a fixed spread over Libor based on aging and product type PennyMac currently has a facility with Credit Suisse and is in the process of closing another facility with a Wall Street Dealer